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EXHIBIT 24.1    POWERS OF ATTORNEY
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CONFORMED

                              POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Leopold W. Montanaro and Dennis A. Petrello as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Form MHC-1 Notice of Mutual Holding Company Reorganization ("Notice"), the Form MHC-2 Application for Approval of a Minority Stock Issuance by a Savings Bank Subsidiary of a Mutual Holding Company ("Application") and the Form S-1 Registration Statement (the "Form S-1") and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision or the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Notice, Application and the Form S-1 have been duly signed by the following persons in the capacities on the dates indicated.

     NAME                                                       DATE
     ----                                                       ----


 /s/ Leopold W. Montanaro                                 June 12, 1998
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Leopold W. Montanaro
President, Chief Executive Officer and Director
(duly authorized representative and
principal executive officer)
West Essex Bancorp, Inc.

President, Chief Executive Officer and Director
(duly authorized representative and
principal executive officer)
West Essex Bank, F.S.B.


 /s/ Dennis A. Petrello                                   June 12, 1998
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Dennis A. Petrello
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)
West Essex Bancorp, Inc.

Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)
West Essex Bank, F.S.B.
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 /s/ William J. Foody                                     June 12, 1998
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William J. Foody
Director
West Essex Bancorp, Inc.

Chairman of the Board
West Essex Bank, F.S.B.


 /s/ David F. Brandley                                    June 12, 1998
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David F. Brandley
Director
West Essex Bancorp, Inc.

Director
West Essex Bank, F.S.B.


 /s/ Everett N. Leonard                                   June 12, 1998
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Everett N. Leonard
Director
West Essex Bancorp, Inc.

Director
West Essex Bank, F.S.B.


 /s/ James P. Vreeland                                    June 12, 1998
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James P. Vreeland
Director
West Essex Bancorp, Inc.

Director
West Essex Bank, F.S.B.


 /s/ John J. Burke                                        June 12, 1998
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John J. Burke
Director
West Essex Bancorp, Inc.

Director
West Essex Bank, F.S.B.